UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

LUMINEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30109	74-2747608

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

12212 Technology Blvd., Austin, Texas 78727

(Address of principal executive offices) (Zip Code)

(512) 219-8020

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

     Attached as exhibits 99.1 and 99.2 are the certifications of Mark B. Chandler, Ph.D., Chief Executive Officer of Luminex Corporation (the “Company”), and Harriss T. Currie, Acting Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	August 14, 2002	LUMINEX CORPORATION

		By:	/s/ Mark B. Chandler, Ph.D. Mark B. Chandler, Ph.D. Chairman of the Board, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certificate of Chief Executive Officer relating to Quarterly Report on Form 10-Q for period ended June 30, 2002

99.2	Certificate of Chief Financial Officer relating to Quarterly Report on Form 10-Q for period ended June 30, 2002